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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 24, 2002
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                        CADMUS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



          Virginia                     000-12954              54-1274108
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(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)



1801 Bayberry Court, Suite 200, Richmond, Virginia                     23226
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     (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code               (804) 287-5680
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Item 7.  Exhibits.

         Exhibit 99.1    Press Release
         Exhibit 99.2    Conference Call Notes

Item 9.  Regulation FD Disclosure.

On October 24, 2002, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to first quarter financial results. Bruce V. Thomas, President and Chief Executive Officer, and Stephen E. Hare, Executive Vice President and Chief Financial Officer, made remarks from the prepared notes attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties.

Statements contained in this filing relating to Cadmus' future prospects and performance are "forward-looking statements" that are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond Cadmus' ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other potential risks and uncertainties include but are not limited to: (1) the overall economic environment in North America, (2) our ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals,
(3) significant price pressure in the markets in which we compete, (4) the loss of significant customers or the decrease in demand from customers, (5) our ability to continue to obtain improved efficiencies and lower production costs,
(6) the financial condition of and ability to pay by certain customers, (7) the impact of industry consolidation among key customers, (8) our ability to successfully complete certain consolidation initiatives and effect other restructuring actions, and (9) our ability to operate profitably and effectively with high levels of indebtedness. Other risk factors are detailed from time to time in our Securities and Exchange Commission filings. The information provided in this filing is provided only as of the date of this filing, and we undertake no obligation to update any forward-looking statements made therein.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 24, 2002.

                                   CADMUS COMMUNICATIONS CORPORATION


                                   By:  /s/ Bruce V. Thomas
                                        -------------------
                                        Bruce V. Thomas
                                        President and Chief Executive Officer

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                                  Exhibit Index

       Exhibit

99.1   Press Release
99.2   Conference Call Notes